EXHIBIT 21

LIST OF SUBSIDIARIES

Subsidiaries of Ashland Global Holdings Inc. (“Ashland”) at September 30, 2016, included the companies listed below.

Company	Jurisdiction of Incorporation
565 Corporation	Delaware, United States
ACM Eurasia LLC	Russia
Ash (Gibraltar) One Limited	Gibraltar
Ash (Gibraltar) Two Limited	Gibraltar
Ash Global Holding Three GmbH	Switzerland
Ash Global Holdings Two B.V.	Netherlands
ASH GP INC.	Delaware, United States
Ash Junior Global Holding One LLC	Delaware, United States
Ashland (Changzhou) Advanced Chemical Co., Ltd.	China
Ashland (Changzhou) Specialty Chemical Co.,Ltd	China
Ashland (China) Holdings Co., Ltd.	China
Ashland (Gibraltar) One Holding, Inc.	Delaware, United States
Ashland Atlantic C.V.	Netherlands
Ashland Canada Corp./Corporation Ashland Canada	Nova Scotia, Canada
Ashland Canada Holdings B. V.	Netherlands
Ashland Chemco Inc.	Delaware, United States
Ashland Chemical De Mexico S.A. De C.V.	Mexico
Ashland Chemical Hispania, S. L.	Spain
Ashland Chemical Trading (Shanghai) Company Limited	China
Ashland Chemicals (Nanjing) Company Limited	China
Ashland CZ s.r.o.	Czech Republic
Ashland Danmark ApS	Delaware, United States
Ashland Eastern Markets LLC	Russia
Ashland Ethanol, Inc.	Delaware
Ashland Finance Limited	Bermuda
Ashland Finland Oy	Finland
Ashland France SAS	France
Ashland Global Holdings One C.V.	Netherlands
Ashland Hercules Water Technologies (Australia) Pty Ltd	Australia
Ashland Holdings B. V.	Netherlands
Ashland India Private Limited	India
Ashland Industries Deutschland GmbH	Germany
Ashland Industries Europe GmbH	Switzerland
Ashland Industries France SAS	France
Ashland Industries Ireland Limited	Ireland
Ashland Industries Italia S.r.l.	Italy
Ashland Industries Nederland B.V.	Netherlands
Ashland Industries UK Limited	United Kingdom
Ashland International Holdings LLC	Delaware, United States
Ashland Italia S.r.l.	Italy
Ashland Korea Limited	Korea
Ashland Licensing and Intellectual Property LLC	Delaware, United States
Ashland LLC	Kentucky, United States

Ashland ME Holdings, Inc.	Delaware, United States
Ashland Mexico Holdings One, LLC	Delaware, United States
Ashland Mexico Holdings Two, LLC	Delaware, United States
Ashland Nigeria Exploration Unlimited	Nigeria
Ashland Oil (Nigeria) Company Unlimited	Nigeria
Ashland Oil, Inc.	Kentucky, United States
Ashland Pacific Pty. Ltd.	Australia
Ashland Participacoes Ltda.	Brazil
Ashland Polimeros do Brasil S.A.	Brazil
Ashland Rhine Holdings B.V.	Netherlands
Ashland Rhone Holdings B.V.	Netherlands
Ashland Services B. V.	Netherlands
Ashland Services Mexico, S.A. de C.V.	Mexico
Ashland Singapore Pte. Ltd.	Singapore
Ashland Specialties Austria GmbH	Austria
Ashland Specialties Belgium BVBA	Belgium
Ashland Specialties France S.a.r.l.	France
Ashland Specialties Hispania S.L.	Spain
Ashland Specialties Holding C.V.	Netherlands
Ashland Specialties Poland Sp. z o.o.	Poland
Ashland Specialties Sverige AB	Sweden
Ashland Specialties UK Limited	United Kingdom
Ashland Specialty Ingredients G.P.	Delaware, United States
Ashland Switzerland Holdings GmbH	Switzerland
Ashland Technologies GmbH	Germany
Ashland-Alaskan, Limited	Alaska, United States
Ashland-Plasticos De Portugal, Lda.	Portugal
AshLux Three, S.á.r.l.	Luxembourg
Ashmont Insurance Company, Inc.	Vermont, United States
AshOne C. V.	Netherlands
Ashprop Two LLC	Delaware, United States
Belleville Realty Corp.	Delaware, United States
Bluegrass Insurance Company Limited	Bermuda
CLTA LLC	Delaware, United States
Corporacion ISP Andina, C.A.	Venezuela
Curtis Bay Insurance Co. Ltd	Bermuda
CVG Capital III LLC	Delaware, United States
Delta Technologies LLC	Delaware, United States
East Bay Realty Services, Inc.	Delaware, United States
Ellis Enterprises B.V.	Netherlands
Ever Success Overseas Limited	British Virgin Islands
FRJ, Inc.	Georgia, United States
Funding Corp. I	Delaware, United States
Hercofina	Delaware, United States
Hercules Chemicals South Africa (Proprietary) Limited	South Africa
Hercules Holding BV BVBA	Belgium
Hercules Holding II Limited	United Kingdom
Hercules Holding Specialty Materials B. V.	Netherlands
Hercules Hydrocarbon Holdings, Inc.	Delaware, United States
Hercules International Limited, LLC	Delaware, United States

Hercules Investment ApS	Denmark
Hercules Investments Netherlands B.V.	Netherlands
Hercules Islands Corporation	American Virgin Islands
Hercules LLC	Delaware, United States
Hercules Paper Holdings, Inc.	Delaware, United States
Hercules Tianpu Chemicals Company Limited	China
Hercules Trading (Shanghai) Company Limited	China
International Specialty Holdings LLC	Delaware, United States
International Specialty Products (India) Private Limited	India
International Specialty Products Funding Corporation	Delaware, United States
International Specialty Products Inc.	Delaware, United States
ISP (Australasia) Pty. Limited	Australia
ISP (Belgium) International N. V.	Belgium
ISP (Japan) Ltd	Japan
ISP (Korea) Limited	Korea
ISP (Puerto Rico) Inc.	Delaware, United States
ISP (SINGAPORE) PTE LTD	Singapore
ISP (Thailand) Co., Ltd	Thailand
ISP Alginates Inc.	Delaware, United States
ISP Argentina S.R.L.	Argentina
ISP Asia Pacific Pte. Ltd	Singapore
ISP Bermuda Limited	Bermuda
ISP Biochema Schwaben GmbH	Germany
ISP Canada Corp.	Nova Scotia, Canada
ISP Capital LLC	Delaware, United States
ISP Chemco LLC	Delaware, United States
ISP Chemical Products LLC	Delaware, United States
ISP CHEMICALS (MALAYSIA) SDN.BHD	Malaysia
ISP Chemicals LLC	Delaware, United States
ISP Colombia Ltda.	Colombia
ISP do Brasil Ltda.	Brazil
ISP Environmental Services Inc.	Delaware, United States
ISP France Customer Service SARL	France
ISP France Holding SARL	France
ISP France Marketing SARL	France
ISP Freetown Fine Chemicals Inc.	Delaware, United States
ISP Freight Services N. V.	Belgium
ISP Global Operations (Barbados) Inc.	Barbados
ISP Global Technologies Deutschland Unterstutzungskasse GmbH	Germany
ISP Global Technologies Inc.	Delaware, United States
ISP Global Technologies LLC	Delaware, United States
ISP HC Limited	Cyprus
ISP Holdings (U.K.) Ltd.	United Kingdom
ISP Hungary Holdings Limited Liability Company	Hungary
ISP Industria e Comercio De Ingredientes e Especialidades para Alimentos Ltda.	Brazil
ISP International Corp.	Delaware, United States
ISP Investments LLC	Delaware, United States
ISP Lima LLC	Delaware, United States
ISP Luxembourg Canada S.a.r.l.	Luxembourg

ISP Management Company, Inc.	Delaware, United States
ISP Marl GmbH	Germany
ISP Marl Holdings GmbH	Germany
ISP Microcaps (U.K.) Limited	United Kingdom
ISP Pharma Systems LLC	Delaware, United States
ISP Real Estate Company, Inc.	Delaware, United States
ISP Singapore Holding LLC	Delaware, United States
ISP Technologies Inc.	Delaware, United States
ISP Technologies LLC	Delaware, United States
Jiangmen Ashland Chemicals Company Limited	China
Lex Capital LLC	Delaware, United States
Lubricantes Andinos "Lubrian S. A."	Ecuador
Lubricantes del Peru S.A.	Peru
Lubrival S. A.	Ecuador
OCH International, Inc.	Oregon, United States
OCHI Advertising Fund LLC	Oregon, United States
OCHI Holdings II LLC	Oregon, United States
OCHI Holdings LLC	Oregon, United States
Oil Casualty Insurance, Ltd.	Bermuda
Pakistan Gum Industries (Private) Limited	Pakistan
Progiven S.A.S.	France
PT Ashland Asia	Indonesia
PT ISP Chemicals Indonesia	Indonesia
PT. Valvoline Lubricants and Chemicals Indonesia	Indonesia
Relocation Properties Management LLC	Delaware, United States
Saudi Industrial Resins Co. Ltd. (Polyester)	Saudi Arabia
Shanghai VC Lubricating Oil Co., Ltd.	China
St Croix Petrochemical Corp	American Virgin Islands
Taiwan Ashland Co., Ltd.	Taiwan
Techwax Limited	United Kingdom
V C Lubricating Oil Co. Ltd.	Hong Kong
Valvoline (Australia) Pty. Limited	Australia
Valvoline (Deutschland) GmbH	Germany
Valvoline (Shanghai) Chemical Co., Ltd	China
Valvoline (Thailand) Ltd.	Thailand
Valvoline Branded Finance, Inc.	Delaware, United States
Valvoline Canada Corp.	Nova Scotia, Canada
Valvoline Canada Holdings B.V.	Netherlands
Valvoline Cummins Argentina S.A.	Argentina
Valvoline Cummins Private Limited	India
Valvoline de Colombia S.A.S.	Colombia
Valvoline Distribution C.V.	Netherlands
Valvoline Do Brasil Lubrificantes Ltda.	Brazil
Valvoline Europe Holdings LLC	Delaware, United States
Valvoline Holdings B.V.	Netherlands
Valvoline Holdings Pte. Ltd.	Singapore
Valvoline Inc.	Kentucky, United States
Valvoline Indonesia Holdings LLC	Delaware, United States
Valvoline Instant Oil Change Franchising, Inc.	Delaware, United States
Valvoline International de Mexico, S. de R.L. de C.V.	Mexico

Valvoline International Holdings Inc.	Delaware, United States
Valvoline International Servicios de Mexico, S. de R.L. de C.V.	Mexico
Valvoline International, Inc.	Delaware, United States
Valvoline Investments B.V.	Netherlands
Valvoline Italy S.r.l.	Italy
Valvoline Junior Holdings LLC	Delaware, United States
Valvoline Licensing and Intellectual Property LLC	Delaware, United States
Valvoline LLC	Delaware, United States
Valvoline Lubricants & Solutions India Private Limited	India
Valvoline New Zealand Limited	New Zealand
Valvoline Poland Sp. z o.o.	Poland
Valvoline Pte. Ltd.	Singapore
Valvoline South Africa Proprietary Limited	South Africa
Valvoline Spain, S.L.	Spain
Valvoline UK Limited	United Kingdom
Valvoline US LLC	Delaware, United States
VIOC Funding, Inc.	Delaware, United States
WSP LLC	Delaware, United States